GENERAL PARCEL SERVICE, INC.
                 8923 WESTERN WAY, SUITE, 22
                 JACKSONVILLE, FLORIDA 32256
                        (904) 363-0089

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Shareholders of General Parcel Service, Inc.

Notice is hereby given of the Annual Meeting of Shareholders of General Parcel Service, Inc., ("GPS" or the "Company"), which will be held at Embassy Suites Hotel, 9300 Baymeadows Road, Jacksonville, Florida 32256, on Thursday, June 26, 1997, at 10:00 A.M. Eastern Daylight Time, for the following purposes:

1. To elect four directors of GPS to serve for the ensuing year and until their successors are duly elected and qualified.
(Proposal 1),

2. To ratify the appointment of Price Waterhouse LLP as independent accountants of GPS for the fiscal year ending
December 31, 1997. (Proposal 2),

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only holders of the Common Stock of record at the close of business on May 9, 1997, ("Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment thereof.

Regardless of whether you expect to be present in person at the Meeting, please sign and date the accompanying proxy and return it promptly in the enclosed postage-paid reply envelope. This will assist us in preparing for the Meeting.

By Order of the Board of Directors,

(Signed)

Philip A. Belyew
President

May 2, 1997
Jacksonville, Florida

   REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING,
        YOU ARE URGED TO COMPLETE, SIGN AND RETURN
       THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED,
 WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                  GENERAL PARCEL SERVICE, INC.
                  8923 WESTERN WAY, SUITE, 22
                  JACKSONVILLE, FLORIDA 32256
                        (904) 363-0089

                       PROXY STATEMENT
                ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON JUNE 26, 1997


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of General Parcel Service, Inc. ("GPS" or the "Company") of proxies for use at its Annual Meeting of Shareholders of GPS ("Meeting"). The meeting will be held at Embassy Suites Hotel, 9300 Baymeadows Road, Jacksonville, Florida 32256, on Thursday, June 26, 1997, at 10:00 A.M. Eastern Daylight Time, and any adjournment or adjournments thereof. The Meeting is convened for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and accompanying form of proxy and GPS's 1996 Form 10-KSB were first sent or given to shareholders on or about May 23, 1997.

Solicitation of Proxies

This proxy solicitation will be conducted principally by mail, but may also be by telephone or in person, and the cost will be paid by GPS. Banks, brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to their principals and customers where appropriate, and GPS will reimburse such banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in sending the proxy material to beneficial owners of the shares.

Actions to be Taken Under the Proxy

Unless instructed otherwise in the space provided in the proxy card, all properly, executed proxies received by GPS will be voted as follows:

(Proposal 1)

"FOR" the election of the nominees for director set forth below under the heading "Election of Directors";

(Proposal 2)

"FOR" the ratification of the appointment of Price Waterhouse
LLP as independent accountants for 1997.

Any shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of revocation or a duly executed proxy bearing a later date to GPS's Secretary. In order to be effective, such notice or later dated proxy must be received by GPS prior to the exercise of the earlier proxy. A shareholder may also attend the Meeting, revoke his/her proxy, and vote in person.

The Company's management knows of no matter to be brought before the Meeting other than those mentioned herein. If, however, any other matters properly come before the Meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Rights

The only class of securities entitled to vote at the Meeting is GPS's Common Stock, $.0l par value. The close of business of May 9, 1997, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. At April 30, 1997, there were 3,758,671 shares of Common Stock outstanding and entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote at the Meeting. A majority of the outstanding shares of Common Stock represented at the Meeting, in person or by proxy, will constitute a quorum.


Security Ownership of Certain Beneficial Owners

The following table set forth certain information regarding the GPS Common Stock and Preferred Stock owned as of April 30, 1997
(i) by each person who beneficially owned no less than 5% of the shares of GPS Common Stock and Preferred Stock outstanding; (ii) by each GPS director, (iii) by the Chief Executive Officer of GPS; and (iv) by all GPS directors and executive officers as a group.


                 	 	      	Amount and Nature    	 	 	 	           Amount and Nature
                 	 	 	       of Beneficial     	 	Percentage 	     	of Beneficial  	 	   Percentage
   Name and Address of 	    	 Ownership of 	       	of Class 	      	Ownership of 	 	      of Class
    Beneficial Owner    	   	 Common Stock 	 	       Owned 	 	     Preferred Stock 		      Owned
----------------------     -----------------      ----------      -----------------      ----------
T. Wayne Davis
1910 San Marco Blvd.
Jacksonville, FL 32207 	 	      1,367,346    (1)    	21.2% 	         	   100,000 	  (2) 	    23.8%


ECD Trust UA 7/3/80
1910 San Marco Blvd.
Jacksonville, FL 32207 	       	1,017,573   	(3)    	15.8%            	 	320,000	   (4) 	    76.2%

Philip A. Belyew
Suite 1960
3350 Cumberland Circle
Atlanta, GA 30339 	              	700,000   	(5)    	10.9% 	              -- 	 	             --

John B. Ellis
50 Hurt Plaza
Atlanta, GA 30303 	               	75,500   	(6)     	1.2% 	 	            -- 	 	             --

Derek E. Dewan
6440 Atlantic Boulevard
Jacksonville, FL 32211 	          	75,000 	  (7)     	1.2%                -- 	 	             --

J. Ray Gatlin
P.O. Box 403
MacClenny, FL 32063 	            	564,813   	(8)     	8.8% 	              -- 	 	             --

E. Hoke Smith, Jr.
7737 Hunters Grove Road
Jacksonville, FL 32256 	         	479,700   	(9)     	7.4% 	 	            -- 	 	             --
                            --------------         ---------         ------------       ------------

Total of above               	 	4,279,932           	66.4% 	            	420,000 	 	        100.0%

All officers and
 	directors as a group
 	(7 persons)                	 	2,537,696   	(10)   	35.4% 	            	100,000 	 	         23.8%
                             -------------         --------           -----------       ------------


1) Includes 125,114 shares of Common Stock owned directly; 573,124 shares owned by the TWD Trust for ECD, of which Mr. Davis is Trustee; 151,559 shares owned by the TWD Trust for DDL, of which Mr. Davis is Trustee; 154,650 shares owned by the TWD Trust for TDD, of which Mr. Davis is Trustee; 13,591 shares owned by the TWD Trust for TWD, Jr., of which Mr. Davis is Trustee; 11,500 shares owned by Redwing Properties, Inc. of which Mr. Davis is President; 3,497 shares owned by Redwing Investments, Inc., of which Mr. Davis is President; 4,312 shares owned by Mr. Davis' wife, Mary O. Davis; an aggregate of 32,888 shares of Common Stock held by W. Davis' children, C. Rebecca Davis, Elizabeth Davis and Katherine C. Davis; and 293,111 shares of Common Stock issuable upon the exercise of certain warrants.

(2) Includes 923,709 shares of Common Stock owned directly and 93,864 shares of Common Stock issuable upon the exercise of certain warrants. Eunice C. Davis is the mother of T. Wayne
Davis, Chairman of the Board.

(3) Represents 100,000 shares held directly.

(4) Represents 320,000 shares held directly.

(5) Represents 700,000 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Belyew.

(6) Represents 500 shares of Common Stock held directly and 75,000 issuable upon the exercise of stock options granted to Mr. Ellis.

(7) Represents 75,000 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Dewan.

(8) Includes 125,224 shares of Common Stock owned directly; 60,900 shares held by Ray's Nursery, Inc., of which Mr. Gatlin is the President and sole shareholder, 263,059 shares held jointly between Mr. Gatlin and his wife, Gerra L. Gatlin; 37,215 shares owned by Gerra L. Gatlin IRA account; 45,414 shares owned by J. Ray Gatlin's IRA account; and 33,000 shares of Common Stock issuable upon the exercise of certain stock options and warrants.

(9) Includes 81,200 shares of Common Stock held jointly with Gayle Smith and 398,500 shares of Common Stock issuable upon the exercise of stock options granted to Mr. Smith.

(10) Includes a total of 1,074,235 shares and 293,111 warrants and options owned by T. Wayne Davis; 700,000 options owned by Philip A. Belyew, 75,000 options owned by John B. Ellis, 75,000 options owned by Derek E. Dewan, 350 shares and 20,000 options owned by Charles M. Higgins and 300,000 options owned by Wayne
N. Nellums.

                      ELECTION OF DIRECTORS
                          (Proposal 1)

Nominees
A Board of four directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for GPS's nominees named below. In the event that any nominee of GPS is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified.

The nominees, and certain information about them, are set forth below:

                                  	 	 	 	      Year First
     Nominee          	Position           	     Elected
    ---------         ----------               ----------
Philip A. Belyew 	    President     	              1997
                 	 	 	Chief Executive Officer
                 	 	 	Director

John B. Ellis 	       Director 	                   1997

Derek E. Dewan       	Director                    	1997

T. Wayne Davis       	Chairman of the Board     	  1988
                 	 	 	of Directors


Philip A. Belyew, age 49, has been the President, Chief Executive Officer and Director of GPS since January 6, 1997. Until November, 1996, Mr. Belyew was Chairman, President and Chief Executive Officer of Atlanta-based United TransNet Inc., which was formed in December, 1995 with the merger of Courier Dispatch Group and five other ground and air courier companies, and which was acquired by Corporate Express in November, 1996. Prior to 1995, Mr. Belyew served as President and Chief Executive Officer of Courier Dispatch Group.

United TransNet, Inc., Corporate Express, Inc. and U.S. Delivery Systems, Inc. filed a civil lawsuit against Philip A. Belyew, the Company's President and Chief Executive Officer, in the Superior Court of Fulton County, Georgia, on January 23, 1997. United TransNet and the other corporate plaintiffs allege that Mr. Belyew breached non-competition and non-solicitation covenants with the plaintiffs, committed fraud regarding his Termination and Settlement Agreement with United TransNet and breached his fiduciary duties to United TransNet. A temporary restraining order was entered on January 24 and amended on February 5 restraining Mr. Belyew from performing certain activities for the Company. Mr. Belyew denies any liability and moved to dissolve the temporary restraining order. Hearings have been held on Mr. Belyew's motion and a cross motion for an interlocutory injunction. As of this date, the court has not ruled on the motions. Management is unable to predict whether an outcome unfavorable to Mr. Belyew is either probable or remote. Mr. Belyew intends to defend this matter vigorously.

T. Wayne Davis, age 49, has been a director of GPS since February, 1988 and Chairman of the Board of Directors since February, 1989. He also has served as a director of Winn-Dixie Stores, Inc., a grocery store operator, since October, 1982 and served that company as a Vice President from December, 1971 to June, 1987. Since July, 1987, Mr. Davis has been a self-employed investor. He also has served on the Board of Directors of Enstar Group, Inc. and Accustaff Incorporated.

4

John B. Ellis, age 72, has been a director of GPS since January, 1997. Mr. Ellis, currently a private investor in Atlanta, Georgia, retired in 1986 as the Senior Vice President - Finance and Treasurer of Genuine Parts Company, a national distributor of automotive replacement parts. Mr. Ellis continues to serve as director emeritus of Genuine Parts Company and serves on the Board of Hughes Supply, Inc., Integrity Incorporated, Internet Corporation, Interstate/Johnson-Lane, Inc., Oxford Industries, Inc. and UAP,Inc.

Derek Dewan, Age 42, has been a member of the Board of Directors of GPS since January, 1997. Mr. Dewan is Chairman, President and Chief Executive Officer of Accustaff Incorporated, a national provider of strategic staffing, consulting and outsourcing services to businesses, professional and service organizations, and governmental agencies. Prior to joining Accustaff in 1994, Mr. Dewan was the managing partner with the accounting firm of Coopers & Lybrand LLP in Jacksonville, Florida.

    The Board of Directors recommends that you vote "FOR" the election of the nominees named above.

Board Meetings and Committees

The Board of Directors of GPS held a total of three meetings during the fiscal year ended December 31, 1996. All directors except for Mr. Coleman and Mr. Koegler attended each of the Board meetings. Mr. Coleman attended one meeting. Mr. Koegler attended two meetings.

Messrs. Belyew and Davis currently serve on the Executive Committee. The purpose of the Executive Committee is to exercise certain powers delegated by the Board of Directors between regular Board Meetings. All actions of the Committee are reviewed and ratified by the full Board of Directors.

Messrs. Dewan and Ellis currently serve on the Audit Committee of the Board of Directors. The purpose of the Audit committee is to review financial statements and the internal financial reporting system and controls of the Company with GPS's management and independent accountants, recommend resolutions for any dispute between GPS's management and its auditors and review other matters relating to the relationship of GPS with its auditors.

Messrs. Davis and Dewan currently serve on the Compensation Committee. The purpose of the Compensation Committee is to review and approve the salaries of GPS's officers and certain highly compensated employees for each fiscal year. The compensation of the President and Chief Executive Officer of GPS remains subject to approval by the full Board. Mr. Davis is an Executive Officer of the Company.

The Audit Committee held one meeting and the Compensation
Committee and the Executive Committee did not meet during the fiscal year ended December 31, 1996.

The Board of Directors has no nominating committee or any other committee performing a similar function.

Director Compensation

All members of the Board of Directors of GPS who are employees of GPS receive no additional compensation for serving on such Board or any committees thereof in excess of their regular salaries. In 1996, members of the Board of Directors of GPS who are not employees of GPS received a stipend of $500 and 1,250 restricted stock options for each Board meeting attended.

5

Executive Officers

The following table sets forth the names, ages and positions with GPS of each of the present executive officers of GPS:


    	NAME        	     AGE          	POSITION WITH GPS
-----------------  ------------   --------------------------
Philip A. Belyew	      49	        President, Chief Executive
                                			Officer and Treasurer

Wayne N. Nellums      	48	        Vice President, Chief
                            				   Financial Officer and
                                   Secretary

Charles M. Higgins    	48	        Vice President of Sales


GPS's executive officers serve at the pleasure of GPS's Board of Directors.

Charles M. Higgins, 48, has been Vice President of Sales with
GPS since June, 1988.   He was  Sales Manager of Burgman Supply
from June, 1980 to November, 1984, Sales Manager with Hoke Smith Industries, Inc. from November, 1984 through November, 1986 and Regional Sales Manager of Key Power, Inc., from November, 1986 to May, 1988.

Wayne N. Nellums, 48, has been Vice President, Chief Financial officer of GPS since May, 1995. Prior to joining GPS, Mr. Nellums was a Partner with KPMG Peat Marwick from July, 1979 through February, 1987. He was with The Enstar Group, Inc. and affiliated companies from February, 1987 through December, 1992 where he held several positions including Executive Vice President, Chief Financial Officer from June, 1989 through April, 1991 and Executive Vice President, Chief Financial Officer of Enstar Specialty Retail, Inc. from April, 1991 through December, 1992. From January, 1993 through July, 1994 he practiced Public Accounting in Montgomery, Alabama, and from July, 1994 through April, 1995, Mr. Nellums was Chief Financial Officer of Affinity Corporation.

Executive Compensation

The following table shows the summary compensation paid by GPS to the chief executive officer.


              	SUMMARY COMPENSATION TABLE (1994-1996)

                                        	       	 	 	 	 		 		                   Other 	      Securities
                    	 	   Principal          	 	    Annual  		 		               Annual 	     Underlying
       	Name              Position    	   Year  	 	 Salary  		   Bonus		     Compensation 	   Options
 -------------------    -------------    ------   ----------    --------    --------------  ------------
E. Hoke Smith, Jr. (1) 	President and   	 1996 	  $ 	124,320   	$ 	--    	  $ 	   -- 	            --
                      		Chief Executive 	 1995    	 	124,800     		--      		     -- 	           160,000
                     		 Officer         	 1994 	    	124,230     		-- 		          -- 	            --


(1) Mr. Smith resigned as President, Chief Executive Officer of
GPS in December 1996 for medical reasons.

6

                   AGGREGATED OPTION EXERCISES IN 1996
                    AND FISCAL YEAR END OPTION VALUES

                                    	 	 	 	 	 	 	 Number of
                           	 	  	        	  	 	 	 Securities   		Value of
               	 	       	Shares         	 	  	 	 Underlying 	  Unexercised 	      At Fiscal Year End ($)
                                                                                -------------------------
 	 	 	                  Acquired on  	 	Value 	  	Unexercised   in the Money
    	   Name 	         	Exercise (#)  	Realized  	 	Options 	 	   Options   		Exercisable   Unexercisable
----------------------  ------------  ----------  ------------ --------------  -----------  --------------

E. Hoke Smith, Jr. (1) 	   	-- 	         	-- 	       	398,500  	$   	40,000  	  $   40,000       --


(1) Mr. Smith resigned as President, Chief Executive Officer of
GPS in December 1996 for medical reasons.

Stock Option Plan

The following is a brief summary of GPS's stock option plan in effect during the fiscal years ended December 31, 1994, 1995 and 1996, under which officers of GPS received benefits.

The Company's 1989 Incentive Stock Plan as amended, (the "Plan"), under which 500,000 shares are currently reserved for issuance was originally adopted by the Board of Directors and by the shareholders in April, 1989, and amended in May, 1991, The Plan provides for the granting of qualified and non-qualified options and sale of shares to employees of and consultants to GPS. Only employees may be granted incentive stock options. As of April 30, 1997, under the Plan, options to purchase 280,000 shares were outstanding at a weighted average exercise price of $3.00 per share. No options had been exercised and 220,000 shares were available for future option grant.

The Plan is administered by the Board of Directors which determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof.

The exercise price of all options for Common Stock granted under the option plan must be at least equal to the fair market value of such shares on the date of grant or sale. The maximum term of each incentive stock option is ten (10) years. With respect to any participant who owns stock possessing more than ten (10%) percent of the voting rights of GPS's outstanding capital stock, the exercise price of any option must be at least equal to 110% percent of fair market value on the date of grant and the term may be no longer than five (5) years.

From April 20, 1989 through December 31, 1996, GPS granted options to purchase an aggregate of 160,000 shares of its Common
Stock under the Option Plan to its Chief Executive Officer at an average exercise price of $3.00.

8

Certain Transactions

During GPS's fiscal year ending December 31, 1993, the ECD Trust purchased 73,684 shares of restricted GPS Common Stock for $350,000. The proceeds of these sales were utilized by GPS for general working capital purposes.

During GPS's fiscal year ending December 31, 1993, T. Wayne Davis, Chairman of the Board, and affiliates purchased 44,210 shares of restricted GPS Common Stock for $210,000. Mr. Davis also purchased 100,000 shares of convertible preferred stock for $2,500,000. The proceeds of these sales were utilized by GPS for general working capital purposes.

During GPS's fiscal year ending December 31, 1996, the ECD Trust, an affiliate of the T. Wayne Davis, purchased 320,000 shares of convertible preferred stock for $8,000,000. The proceeds were used to retire long term debt and for general working capital purposes.

   RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                        (Proposal 2)

The Board of Directors, upon recommendation of the Audit
Committee, has selected Price Waterhouse LLP as independent accountants for GPS for 1997. Price Waterhouse LLP has been the independent public accountants for GPS since February 1997.

Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Price Waterhouse LLP is not ratified, the Board of Directors will reconsider its selection of auditors.

On February 17, 1997, General Parcel Service, Inc. engaged Price Waterhouse LLP to succeed Grenadier, Collins, Mencke & Howard, LLP as its Independent Accountants. The change in Independent Accountants resulted from the Registrant's announced plans to form an Atlanta based holding company and seek to acquire other trucking companies. The auditor's reports for the last two fiscal years did not contain adverse opinions or disclaimers of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants has been approved by the Board of Directors. There were no disagreements with Grenadier, Collins, Mencke & Howard, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Board of Directors recommends a vote "For" the approval of the appointment of Price Waterhouse LLP as independent accountants for 1997.

                    SHAREHOLDER PROPOSALS

A shareholder who wishes to submit a proposal for action at the 1998 Annual Meeting must send his proposal sufficiently in advance so that it is received at GPS's principal executive office by November 21, 1997. The shareholder should also notify GPS in writing regarding his intention to appear personally at the Meeting to present his proposal at the time he submits his proposal.

                         OTHER MATTERS

Management of GPS is not aware of any other matter to be presented for action at the Annual Meeting other that those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matter comes before the Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

8

                          FORM 10-KSB

A copy of the Company's 1996 Form 10-KSB is being mailed with this Proxy Statement to each stockholder of record. Stockholders not receiving a copy of such Form 10-KSB may obtain one by writing of calling Joy L. Webb, Assistant Secretary of the Company.


By Order of the Board of Directors,

(Signed)

Philip A. Belyew
President

May 2, 1997
Jacksonville, Florida